UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2026

SKY QUARRY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42296	84-1803091
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

707 W. 700 South, Suite 105

Woods Cross, UT 84087

(Address of principal executive office) (Zip Code)

(424) 394-1090

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SKYQ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On September 24, 2026, Sky Quarry Inc. (the “Company”) issued a press release announcing that it has received an air permit from the Nevada Division of Environmental Protection and has restarted operations at its Eagle Springs Refinery near Ely, Nevada (“Refinery”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 24, 2026, the Company announced that it has received an air permit from the Nevada Division of Environmental Protection and has restarted operations at its Refinery.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 24, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sky Quarry Inc.

Dated: September 24, 2026	By:	/s/ Marcus Laun
	Name:	Marcus Laun
	Title:	Interim Chief Executive Officer and President